Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE

OFFICER OF HILAND PARTNERS, LP

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying annual report on Form 10-K for the year ended December 31, 2006 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Randy Moeder, Chief Executive Officer and President of Hiland Partners GP, LLC, the general partner of Hiland Partners, LP (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2007	/s/ Randy Moeder
Randy Moeder
Chief Executive Officer and President